UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2007
Date of Report (Date of earliest event reported):

CHINA ECUCATION ALLIANCE, INC.
(Exact name of registrant as specified in charter)

North Carolina	00-52092	56-2012361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall Harbin, P.R. China 150090
(Address of principal executive offices)

86-451-8233-5794
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 14, 2007, the Company held a live conference call to discuss its financial results for the third quarter of fiscal 2007, the transcript of which is included as Exhibit 99.1 and incorporated herein by reference. In addition to dial-in participation, the call was broadcast live over the Internet and a replay will be available for 90 days at http://phx.corporate-ir.net/playerlink.zhtml?c=178111&s=wm&e=1694458. Audio replay of the call is available for seven days starting Wednesday, November 14, 2007 at 11:00 a.m., Eastern Time. The audio replay may be accessed at 1-888-286-8010 (U.S.) or 1-617-801-6888 (International). The required passcode is 47016923.

On November 14, 2007, the Company issued a press release relating to its financial results for the third quarter of fiscal 2007. A copy of this release is included as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits

(d)	Exhibits
	99.1	Transcript, dated November 14, 2007.
	99.2	Press release, dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2007	CHINA EDUCATION ALLIANCE, INC.

By: Xi Qun Yu
Chief Executive Officer and President

EXHIBIT INDEX

99.1	Transcript, dated November 14, 2007.
99.2	Press release, dated November 14, 2007.